SUPPLEMENT DATED NOVEMBER 22, 2024 TO

THE FOLLOWING PROSPECTUS

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2411

DATED JULY 15, 2024

Emerging Markets Dividend Strategy Portfolio, Series 44

File No. 333-279658

Notwithstanding anything to the contrary in the Prospectus, on November 22, 2024, shares of China BlueChemical Limited (ticker: 3983 HK) were removed from the above listed Trust’s portfolio for certain reasons set forth under “Changing Your Portfolio” in the Prospectus.

The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see your Trust’s Prospectus for additional information.

Please keep for future reference.